UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2012

KaloBios Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54735	77-0557236
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

260 East Grand Avenue

South San Francisco, CA 94080

(Address of principal executive offices, including zip code)

(650) 243-3100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 5, 2012, in connection with the proposed initial public offering (the “IPO”) of KaloBios Pharmaceuticals, Inc. (the “Company”), as described in the Company’s Registration Statement on Form S-1 (File No. 333-184299) (the “Registration Statement”), the Company entered into a Termination Agreement and Waiver (the “Termination Agreement”) with various holders of the Company’s capital stock (the “Holders”), which became effective immediately prior to the filing of the Registration Statement.

The Company and certain of the Holders are parties to the Company’s Amended and Restated Investors’ Rights Agreement, dated as of May 2, 2012 (the “Rights Agreement”), which grants the Holders, among other things, certain notice and registration rights in connection with the IPO. Pursuant to the Termination Agreement, the Holders agreed to waive certain notice and registration requirements set forth in the Rights Agreement, including the right to register shares in the IPO, and to terminate certain sections of the Rights Agreement contingent upon and effective immediately prior to the consummation of the IPO. Various parties of the Rights Agreement are officers, directors or affiliates of the officers or directors of the Company.

The foregoing description of the Termination Agreement is qualified in its entirety by reference to the Termination Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The Company and certain of the Holders are parties to the Company’s Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of May 2, 2012 (the “Co-Sale Agreement”) and the Company’s Amended and Restated Voting Agreement, dated as of May 2, 2012 (the “Voting Agreement”). Pursuant to the Termination Agreement, the Holders agreed that, contingent upon and effective immediately prior to the consummation of the IPO, the Co-Sale Agreement and the Voting Agreement shall be terminated. Various parties of the Co-Sale Agreement and the Voting Agreement are officers, directors or affiliates of the officers or directors of the Company.

The information set forth above under Item 1.01 is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Termination Agreement and Waiver, dated October 5, 2012, by and among the Registrant and the other parties thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KaloBios Pharmaceuticals, Inc.

By:	/s/ David Pritchard
David W. Pritchard
Chief Executive Officer

Dated: October 12, 2012